UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: __________________
(2)	Aggregate number of securities to which transaction applies: __________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction: __________________
(5)	Total fee paid: __________________
[ ]	Fee paid previously with preliminary materials: __________________
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: __________________
(2)	Form, Schedule or Registration Statement No.: __________________
(3)	Filing Party: __________________
(4)	Date Filed: __________________

ParkerVision, Inc.
Annual Meeting of Shareholders – July 10, 2013

Please Vote Your Shares Today!

June 14, 2013

Dear ParkerVision Shareholder:

We recently mailed to you proxy materials for the upcoming Annual Meeting of Shareholders on July 10, 2013.  According to your broker’s records, your shares are still unvoted.  Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares promptly.

Time is Short!  Please Vote Your Shares!

Your vote is very important.  With the Annual Meeting now only a short time away, please act today to be sure that your shares are voted.  You can vote by telephone, Internet or mail.  For your convenience, a duplicate proxy card or voting instruction form is enclosed, along with telephone and Internet voting instructions.

If you already have voted, we thank you for your prompt response.  If you have not voted, we encourage you to do so without delay.  Your vote is needed and valued, regardless of the number of shares that you own.  In the event that two proxies are received from you, the one bearing the latest date will be counted, as it automatically revokes all prior proxies.

Thank you for voting!

7915 Baymeadows Way, Suite 400 •  Jacksonville, FL 32256 •  Ph 904 732 6100 •  Fax 904 731 0958

ParkerVision

PARKERVISION, INC.
7915 BAYMEADOWS WAY, SUITE 400
JACKSONVILLE, FL 32256
ATTN: INVESTOR RELATIONS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Jeffrey Parker
02 William Hightower
03 John Metcalf
04 David Sorrells
05 Robert Sterne
06 Nam Suh
07 Papken der Torossian

The Board of Directors recommends you vote FOR proposals 2a. through 5.

	For	Against	Abstain
2a. Approval of amendments to our articles of incorporation: To divide our directors into three classes with staggered terms of office.	☐	☐	☐
2b. Approval of amendments to our articles of incorporation: To provide that directors may only be removed for cause.	☐	☐	☐
3. Approval of our Performance Bonus Plan.	☐	☐	☐
4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the year ending December 31, 2013.	☐	☐	☐
5. Approval, on an advisory basis, of our named executive officer compensation ("Say-on-Pay").	☐	☐	☐

The Board of Directors recommends you vote 2 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
6. To select, on an advisory basis, the frequency of future advisory votes on our named executive officer compensation ("Say-on-Frequency")	☐	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000180751_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10-K is/are available at www.proxyvote.com .

PARKERVISION, INC. - PROXY
Solicited by the Board of Directors for the Annual Meeting
To Be Held on July 10, 2013

The undersigned Shareholder(s) of **ParkerVision, Inc.** , a Florida corporation ("Company"), hereby appoint(s) Jeffrey Parker and David Sorrells, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on July 10, 2013 and at all adjournments thereof.

This proxy will be voted in accordance with the instructions given on the reverse side. If no instructions are given, this proxy will be voted FOR all of the nominees listed in proposal 1, and FOR 2a, 2b, 3, 4, and 5, and FOR 2 years in proposal 6. The proxies named above are authorized to vote in their discretion upon other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. This proxy is solicited on behalf of the board of directors.

Continued and to be signed on reverse side

0000180751_2 R1.0.0.51160